UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2011 (September 27, 2011)

DOCUMENT CAPTURE TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-27773	80-0133251
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

4255 Burton Drive
Santa Clara, California 95054
 (Address of principal executive offices, Zip code)

408-436-9888 ext. 207
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 27, 2011, the Company’s board of directors appointed Richard “Bo” Dietl to serve as a member of the Company’s board of directors.  Additionally, the board of directors appointed Mr. Dietl to serve as Chairman and Mr. Edward Straw to serve as Vice Chairman and Lead Independent Director.

Mr. Dietl founded Beau Dietl & Associates (“BDA”) in 1985 and serves as Chairman of BDA.  BDA is an investigative and security firm that provides its services to domestic and multi-national clients, including Fortune 500 companies, throughout the World.  Prior to founding BDA, Mr. Dietl served as a member of the New York Police Department, where he was one of the most decorated members of the NYPD.   Mr. Dietl is a frequent guest of Don Imus on the Imus in the Morning radio program on WABC radio and simulcast on Fox Business Network.  He  also appears regularly on Fox News Channel shows, including The O’Reilly Factor, Hannity and Geraldo at Large.  Mr. Dietl has also been a guest host on the Fox Morning Show.

During each of the years ended December 31, 2010 and 2009, and from January 1, 2011 through the date hereof, the Company entered into the following transactions with Mr. Dietl or related parties of which Mr. Dietl is affiliated:

(i)
Agreement to License Office Space.  On April 26, 2010, we entered into a two-year license agreement (“License”) with Beau Dietl & Associates (“BDA”) to license office space from BDA in New York City.  The purpose of the License is for us to have a physical presence in New York City.  In connection with the License, we paid BDA an upfront license fee of $50,000 as payment in full.  The License can be cancelled by either party with 90 days written notice.

(ii)
Consulting Agreement.  In July 2008, DCT’s board of directors approved a business advisory and consulting agreement between the Company and Richard Dietl (“Dietl Contract”).  In August 2009, DCT’s board of directors approved an amendment to the Dietl Contract, whereby DCT made a one-time cash payment of $30,000 in exchange for the return of 275,000 non-qualified stock options which were originally granted under the Dietl Contract.  In April 2010, DCT’s board of directors approved an amendment to the Dietl Contract to provide investor relations services in exchange for options to purchase up to 1,500,000 shares of the Company’s common stock at a price of $0.30 per share.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

99.1    Press release dated September 29, 2011

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company does not undertake a duty to update any forward looking statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT CAPTURE TECHNOLOGIES, INC.

Date: September 29, 2011	By: /s/ David P. Clark
Name: David P. Clark
Title: Chief Executive Officer